Exhibit 10.1

SECOND AMENDMENT

TO THE

SOUTHERN CALIFORNIA WATER COMPANY

PENSION RESTORATION PLAN

Effective as of the date set forth below, the Southern California Water Company Pension Restoration Plan (the “Plan”) is amended to provide that:

FIRST:                   Effective July 31, 2006, the name of the Plan is changed to the Golden State Water Company Pension Restoration Plan.

SECOND:              Effective July 31, 2006, Section 4.1 is amended in its entirety to provide as follows:

“4.1 — Retirement Benefit.

Subject to Section 4.3, a Participant’s retirement benefit under this Plan shall equal the excess of (1) over (2) where:

(1) equals the Participant’s vested retirement benefit under the Pension Plan, commencing on the date benefits commence under the Pension Plan, and payable in the form of benefit elected by the Participant (and spouse, if applicable) under the Pension Plan, calculated by (i) ignoring Section 401(a)(17) and 415 of the Code (and the Pension Plan provisions implementing those Code Sections); (ii) including in the definition of “Compensation” payments made to a Participant pursuant to any “cash pay” annual performance incentive plan of the Company (other than any extraordinary bonus,  including any holiday, year end, anniversary or signing bonus) and dividend equivalents paid in cash to the Participant in connection with awards granted prior to 2006 under an equity incentive plan of the Company; and (iii) treating “A” in Section 4.2 of the Pension Plan as equaling 2% per year of Credited Service (including partial years) prior to 2006 (or, if later, the date the individual becomes a Plan Participant) and 3% per year of Credited Service (including partial years) after 2005 (or, if later, the date the individual becomes a Plan Participant) up to a combined maximum of 60% for the total sum.  This modified formula is calculated as 2% times X plus 3% times Y (up to a maximum of 60% for the total sum) minus Z where X is the Participant’s years of Credited Service (including partial years) before 2006 (or, if later, the date the individual becomes a Plan Participant) and Y is the Participant’s years of Credited Service (including partial years) after 2005 (or, if later, the date the individual becomes a Plan Participant) and Z is the lesser of 1.67% of the Participant’s Old Age Retirement Benefit (as defined in the Pension Plan) or 1% of Compensation times the Participant’s years of Credited Service (including partial years); and

(2) equals the vested retirement benefit actually payable under the Pension Plan, commencing on the date benefits commence under the Pension Plan,

and payable in the form of benefit elected by the Participant (and spouse, if applicable) under the Pension Plan.

Notwithstanding the foregoing, with respect to Participants employed on January 1, 2006, if greater, the amount under (1) above will equal the Participant’s vested retirement benefit under the Pension Plan (based on the normal retirement benefit formula described in Section 4.2 of the Pension Plan), commencing on the date benefits commence under the Pension Plan, and payable in the form of benefit elected by the Participant (and spouse, if applicable) under the Pension Plan, calculated by ignoring Section 401(a)(17) and 415 of the Code (and the Pension Plan provisions implementing those Code Sections) and including in the definition of “Compensation” payments made to a Participant pursuant to any “cash pay” annual performance incentive plan of the Company (other than any extraordinary bonus, including any holiday, year end, anniversary or signing bonus) and dividend equivalents paid in cash to the Participant in connection with awards granted prior to 2006 under an equity incentive plan of the Company.”

THIRD:                  Effective July 31, 2006, Section 4.6 is amended in its entirety to provide as follows:

“4.6 — Spouse Pre-Retirement Death Benefit.

If a Participant’s Spouse is entitled to a pre-retirement death benefit under Section 4.12 of the Pension Plan, the monthly benefit, if any, payable upon the death of a Participant to the Participant’s spouse, commencing upon the date that monthly benefits to such spouse commence under Section 4.12 of the Pension Plan and payable for the period of such benefit is payable under the Pension Plan, shall be equal to the excess, if any, of:

(1)          The monthly death benefit determined in accordance with Section 4.12 of the Pension Plan, calculated by (i) ignoring Section 401(a)(17) and 415 of the Code (and the Pension Plan provisions implementing those Code sections); (ii) including in the definition of “Compensation” payments made to a Participant pursuant to any “cash pay” annual performance incentive plan of the Company (other than any extraordinary bonus, including any holiday, year end, anniversary or signing bonus) and dividend equivalents paid in cash to the Participant in connection with awards granted prior to 2006 under an equity incentive plan of the Company; and (iii) treating “A” in Section 4.2 of the Pension Plan as equaling 2% per year of Credited Service (including partial years) prior to 2006 (or, if later, the date the individual becomes a Plan Participant) and 3% per year of Credited Service (including partial years) after 2005 (or, if later, the date the individual becomes a Plan Participant) up to a combined maximum of 60% for the total sum. This modified formula is calculated as 2% times X plus 3% times Y (up to a maximum of 60% for the total sum) minus Z where X is the Participant’s years of Credited Service (including partial years) before 2006 (or, if later, the date the individual becomes a Plan Participant) and Y is the Participant’s years of Credited Service (including partial years) after 2005 (or, if later, the date the individual becomes a Plan Participant) and Z is the lesser of 1.67% of the

Participant’s Old Age Retirement Benefit (as defined in the Pension Plan) or 1% of Compensation times the Participant’s years of Credited Service (including partial years),

over

(2)          The amount of monthly spouse death benefit payable to the Participant’s spouse pursuant to Section 4.12 of the Pension Plan.

Notwithstanding the foregoing, with respect to Participants employed on January 1, 2006, if greater, (1) above will equal the monthly death benefit determined in accordance with Section 4.12 of the Pension Plan (based on the pre-retirement surviving spouse benefit described in Section 4.12 of the Pension Plan), calculated by ignoring Section 401(a)(17) and 415 of the Code (and the Pension Plan provisions implementing those Code sections) and including in the definition of “Compensation” payments made to a Participant pursuant to any “cash pay” annual performance incentive plan of the Company (other than any extraordinary bonus, including any holiday, year end, anniversary or signing bonus) and dividend equivalents paid in cash to the Participant in connection with awards granted prior to 2006 under an equity incentive plan of the Company.”

Golden State Water Company

Dated:	By:
Name:
Title: